UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

Fidelity Core Real Estate Fund

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56839	88-6504113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Fidelity Core Real Estate Fund, a Maryland statutory trust (the “Company”), is conducting a continuous private offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506(b) of Regulation D promulgated under the Securities Act (the “Private Offering”), of three classes of the Company’s common shares of beneficial interest, each without par value per share: Class I common shares of beneficial interest (“Class I Shares”), Class S common shares of beneficial interest (“Class S Shares”), and Class F common shares of beneficial interest (“Class F Shares” and collectively with the Class I Shares and Class S Shares, the “New Share Classes”). In connection with the Private Offering, the Company has entered into new, and amended certain of its existing, organizational and operating documents as described below.

Amended and Restated Declaration of Trust

On August 20, 2026, the Company’s sole trustee executed an Amended and Restated Declaration of Trust of the Company (the “Amended and Restated Declaration of Trust”), which provides for, among other things, (i) the authorization of an unlimited number of Class I Shares, Class S Shares and Class F Shares, (ii) the conversion, effective as of the filing of the Amended and Restated Declaration of Trust, of all issued and outstanding common shares of beneficial interest into Class I Shares, (iii) the voting rights, rights upon liquidation and other powers, rights and privileges of the New Share Classes, (iv) the automatic conversion of each Class S Share and Class F Share into Class I Shares upon the occurrence of certain specified events as set forth in the Amended and Restated Declaration of Trust and (v) the automatic conversion of all Class I Shares sold by a broker-dealer, registered investment adviser or other financial intermediary (a “Financial Intermediary”) into Class F Shares in the event that such Financial Intermediary has reached a certain aggregate sales threshold with respect to Class I Shares as set forth in the Amended and Restated Declaration of Trust.

Third Amended and Restated Investment Management Agreement

On August 20, 2026, the Company, Fidelity Core Real Estate Operating Partnership LP (the “Operating Partnership”) and Fidelity Diversifying Solutions, LLC (the “Investment Manager”) entered into the Third Amended and Restated Investment Management Agreement (the “Third Amended and Restated IMA”) to, among other things, (i) reflect the designation of the New Share Classes and the New Unit Classes (as defined below), (ii) provide for the terms of the management fees payable to the Investment Manager by the Company with respect to each of the New Share Classes, and (iii) provide that the Investment Manager may elect, in its discretion, to waive its right to receive reimbursement from the Company for any organizational and offering expenses with respect to which the Investment Manager is otherwise entitled to reimbursement from the Company.

Third Amended and Restated Limited Partnership Agreement of Operating Partnership

On August 20, 2026, the Company (as general partner and limited partner) and the other limited partners party thereto entered into the Third Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Third Amended and Restated Limited Partnership Agreement”) to, among other things, (i) reflect the designation of the New Share Classes, (ii) provide for the designation of Class I partnership units (“Class I Units”), Class S partnership units (“Class S Units”) and Class F partnership units (“Class F Units,” and collectively with the Class I Units and Class S Units, the “New Unit Classes”), which will correspond to, and will generally be the economic equivalent of, the Class I Shares, Class S Shares and Class F Shares, respectively, (iii) provide for the conversion, effective as of the date of the Third Amended and Restated Limited Partnership Agreement, of all issued and outstanding partnership units into Class I Units, and (iv) provide that immediately prior to the liquidation of the Operating Partnership, all outstanding Class S Units and Class F Units will automatically convert into Class I Units with an equivalent value as set forth in the Third Amended and Restated Limited Partnership Agreement.

Dealer Manager Agreement

On August 20, 2026, the Company and Fidelity Distributors Company LLC (the “Dealer Manager”) entered into the Dealer Manager Agreement with respect to the Private Offering (together with all exhibits and schedules thereto, including the Form of Participating Broker-Dealer Agreement attached as Exhibit A thereto, the “Dealer Manger Agreement”), which provides for, among other things, (i) the offer and sale of shares of the New Share Classes to “accredited investors” (as defined by Rule 501(a) of the Securities Act) on a best efforts basis in the Private Offering by the Dealer Manager and other FINRA-member broker dealers, registered investment advisers and certain other offering participants engaged by the Dealer Manager; and (ii) the selling commissions, shareholder servicing fees, expense reimbursement and other compensation payable to the Dealer Manager by the Company.

The foregoing descriptions of the Amended and Restated Declaration of Trust, the Third Amended and Restated IMA, the Third Amended and Restated Limited Partnership Agreement, and the Dealer Manager Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Declaration of Trust, the Third Amended and Restated IMA, the Third Amended and Restated Limited Partnership Agreement, and the Dealer Manager Agreement, copies of which are included as Exhibits 3.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure regarding the Amended and Restated Declaration of Trust set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

Amended and Restated Distribution Reinvestment Plan

Effective August 20, 2026, the Company amended and restated its existing distribution reinvestment plan (as so amended and restated, the “DRIP”) to incorporate the New Share Classes.

Amended and Restated Share Repurchase Plan

Effective August 20, 2026, the Company amended and restated its existing share repurchase plan (as so amended and restated, the “Share Repurchase Plan”) to incorporate the New Share Classes and to update the reference to the website upon which the Company’s monthly transaction price per share is made available.

The foregoing descriptions of the DRIP and the Share Repurchase Plan do not purport to be complete and are qualified in their entirety by reference to the DRIP and the Share Repurchase Plan, copies of which are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Declaration of Trust of Fidelity Core Real Estate Fund, dated August 20, 2026

4.1	Distribution Reinvestment Plan, effective as of August 20, 2026

4.2	Share Repurchase Plan, effective as of August 20, 2026

10.1

Third Amended and Restated Investment Management Agreement, dated August 20, 2026, among Fidelity Core Real Estate Fund, Fidelity Core Real Estate Operating Partnership LP and Fidelity Diversifying Solutions, LLC

10.2

Third Amended and Restated Limited Partnership Agreement of Fidelity Core Real Estate Operating Partnership LP, dated August 20, 2026, among Fidelity Core Real Estate Fund and the other limited partners party thereto from time to time

10.3	Dealer Manager Agreement, dated August 20, 2026, between Fidelity Core Real Estate Fund and Fidelity Distributors Company LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Core Real Estate Fund

Date: August 20, 2026	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)

1.9923389.104

COREREIT-8-K-0826